EXHIBIT 99.1

Case 16-11084-BLS    Doc 35    Filed 05/03/16    Page 1 of 5

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

X

In re:	:	Chapter 11
:
BIND THERAPEUTICS, INC., et al.,[1]	:	Case No. 16-11084 (BLS)
:
Debtors.	:	(Jointly Administered)
:
	X	Re: Docket No. 10

INTERIM ORDER ESTABLISHING NOTICE AND HEARING

PROCEDURES FOR TRADING IN

EQUITY SECURITIES IN THE DEBTORS

Upon consideration of the motion (the “Motion”)2 of the Debtors for entry of an order (i) establishing notice and hearing procedures that must be satisfied before certain transfers of equity securities in BIND Therapeutics Inc. (“BIND”) or of any beneficial interest therein are deemed effective and (ii) allowing for a hearing with respect to the prospective application of such procedures if any official committee of unsecured creditors appointed in these cases (the “Creditors’ Committee”) raises a timely objection; and the Court having reviewed the Motion, and the Hirsch Declaration; and the Court having jurisdiction over this matter under 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and the Court having found that venue of this proceeding and the Motion is this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and the Court having determined that the relief requested is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and upon the record herein; and after due deliberation thereon; and good and sufficient cause appearing therefore, it is hereby:

ORDERED, ADJUDGED AND DECREED THAT:

1. The Motion is granted as set forth herein.

[1]	The Debtors, together with the last four digits of each Debtor’s U.S. federal tax identification number, are: BIND Therapeutics, Inc. (6148) and BIND Biosciences Security Corporation (3208). The address for the Debtors is 325 Vassar Street, Cambridge, MA 02139.
[2]	Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Motion.

Case 16-11084-BLS    Doc 35    Filed 05/03/16    Page 2 of 5

2. Any purchase, sale, or other transfer of equity securities in BIND in violation of the procedures set forth herein (including the notice requirements set forth in Sections 3(a), (b) and (c) below) shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code Sections 362 and 105(a).

3. The following procedures shall apply to trading in equity securities in BIND:

(a) Any person or entity (as defined in Treasury Regulations Section 1.382-3(a) for purposes of this Section 3) who currently is or becomes a Substantial Shareholder (as defined in Paragraph (e) below) shall file with this Court, and serve on counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit A-1, on or before the later of (A) twenty (20) calendar days after the effective date of the notice of entry of this Order or (B) ten (10) calendar days after becoming a Substantial Shareholder.

(b) At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of BIND Stock (as defined below) beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-2, of the intended transfer of equity securities.

(c) At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of BIND Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-3, of the intended transfer of equity securities (the notices required to be filed and served under Paragraph (b) and this Paragraph (c), each a “Notice of Proposed Transfer”).

(d) The Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed

Case 16-11084-BLS    Doc 35    Filed 05/03/16    Page 3 of 5

Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this Paragraph must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

(e) For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 939,600 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of BIND (“BIND Stock”), and (B) “beneficial ownership” (or any variation thereof of BIND Stock and Options to acquire BIND Stock) shall be determined in accordance with applicable rules under Section 382 of the United States Internal Revenue Code of 1986, as amended (the “IRC”), Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire BIND Stock. An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire BIND Stock may be treated as the owner of such BIND Stock.

4. The Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures contained in this Order.

5. The Debtors shall serve the Notice of Order setting forth the procedures authorized herein, substantially in the form attached hereto as Exhibit B, on: (a) the United States Trustee; (b) counsel to the Prepetition Lender; (c) the parties listed on the Debtors’ consolidated list of thirty (30) largest unsecured creditors, as filed with the chapter 11 petitions; (d) the Securities and Exchange Commission; (e) the United States Internal Revenue Service; (f) local taxing authorities; (g) any statutory Committee appointed under Bankruptcy Code Section 1102; and (h) any registered or beneficial holders of BIND Stock. Upon receipt of the Notice of Order, any broker, bank, dealer or other agent or nominee of a beneficial holder (each a “Nominee”) of BIND Stock will be required, within five (5) business days of receipt of such

Case 16-11084-BLS    Doc 35    Filed 05/03/16    Page 4 of 5

notice and on at least a quarterly basis thereafter, to send the Notice of Order to all beneficial holders of BIND Stock on whose behalf such Nominee holds BIND Stock. To the extent such beneficial holder is also a Nominee, such Nominee must, in turn, promptly provide the Notice of Order to any holder for whose account such holder holds BIND Stock, and so on down the chain of ownership. Additionally, any person, entity, broker or agent acting on behalf of any holder who sells at least 939,600 shares (representing approximately 4.5% of the approximately 20.88 million issued and outstanding shares) of BIND to another person or entity must provide a copy of the Notice of Order to such purchaser or any broker or agent acting on such purchaser’s behalf.

6. The Debtors shall also file a copy of the Order as an exhibit to a report on Form 8-K filed with the Securities and Exchange Commission.

7. The entry of this Order shall be final; provided, however, that (a) within ten (10) days after the Creditors’ Committee has been formed, the Creditors’ Committee may object (an “Objection”) to the prospective application of this Order from and after the date of such Objection, and (b) pending such hearing, this Order shall remain in full force and effect. If an Objection is timely filed by the Creditors’ Committee, (a) a hearing will be held before this Court at a date and time to be established by this Court and (b) further notice will be served on order of this Court.

8. If no Objection is timely filed and served, or if an Objection is timely filed and such Objection is resolved prior to a hearing on such Objection in a manner that does not require a revision of the Order, the Order shall be deemed a final order without further notice or hearing upon expiration of the deadline for the Objection, at which point the Debtors shall submit this Order, without the Objection procedures, fashioned as a Final Order, to the Court under certification of counsel.

Case 16-11084-BLS    Doc 35    Filed 05/03/16    Page 5 of 5

9. The requirements set forth in this Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

10. This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

Dated:	May 3, 2016
Wilmington, Delaware

THE HONORABLE BRENDAN L. SHANNON UNITED STATES BANKRUPTCY JUDGE

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 1 of 11

EXHIBIT A-1

NOTICE OF STATUS AS SUBSTANTIAL SHAREHOLDER

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 2 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

X

In re:	:	Chapter 11
:
BIND THERAPEUTICS, INC., et al.,[1]	:	Case No. 16-11084 (BLS)
:
Debtors.	:	(Joint Administration Requested)
X

NOTICE OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that [Name of Shareholder] is/has become a Substantial Shareholder with respect to BIND Stock (as defined herein and in the Order) of BIND Therapeutics, Inc. (“BIND”), a debtor and debtor-in-possession in Case No. [     ] pending in the United States Bankruptcy Court for the District of Delaware.

PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Shareholder] beneficially owns [         ] shares of the BIND Stock. The following table sets forth the date(s) on which [Name of Shareholder] acquired or otherwise became the beneficial owner of such BIND Stock:

[1]	The Debtors, together with the last four digits of each Debtor’s U.S. federal tax identification number, are: BIND Therapeutics, Inc. (6148) and BIND Biosciences Security Corporation (3208). The address for the Debtors is 325 Vassar Street, Cambridge, MA 02139.
[2]	For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 939,600 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of BIND Therapeutics, Inc. (“BIND Stock”), and (B) “beneficial ownership” (or any variation thereof of BIND Stock and Options to acquire BIND Stock) shall be determined in accordance with applicable rules under Section 382 of the United States Internal Revenue Code of 1986, as amended, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire BIND Stock. An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire BIND Stock may be treated as the owner of such BIND Stock.

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 3 of 11

Number Of Shares	Date Acquired

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of [Name of Shareholder] is [                     ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Shareholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors (Docket No. [    ]), this Notice is being (a) filed with the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, and (b) served upon counsel to the Debtors, Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, California 90071-1560 (Attn: Peter M. Gilhuly, Esq.).

2

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 4 of 11

Respectfully Submitted,

(Name of Shareholder)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

Date:

3

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 5 of 11

EXHIBIT A-2

NOTICE OF INTENT TO ACQUIRE EQUITY INTEREST

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 6 of 11

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns [                    ] shares of BIND Stock.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire, or otherwise accumulate [                    ] shares of BIND Stock or an Option with respect to [                    ] shares of BIND Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own [                    ] shares of BIND Stock after the transfer (including any Options with respect to any Common Stock).

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of [Name of Prospective Acquirer] is [                    ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors (Docket No. [    ]), this Notice is being (a) filed with the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, and (Attn: Mark Kenney); (b) served upon counsel to the Debtors, Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, California 90071-1560 (Attn: Peter M. Gilhuly, Esq.).

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an

2

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 7 of 11

objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Acquirer] that may result in [Name of Prospective Acquirer] purchasing, acquiring or otherwise accumulating additional shares of BIND Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

Date:

3

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 8 of 11

EXHIBIT A-3

NOTICE OF INTENT TO TRANSFER EQUITY INTEREST

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 9 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

X

In re:	:	Chapter 11
:
BIND THERAPEUTICS, INC., et al.,[1]	:	Case No. 16-11084 (BLS)
:
Debtors.	:	(Joint Administration Requested)
X

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE

TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of BIND Stock (as defined herein and in the Order) of BIND Therapeutics, Inc. (“BIND”) or an Option with respect thereto (as defined herein and in the Order) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Seller] filed a Notice of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

[1]	The Debtors, together with the last four digits of each Debtor’s U.S. federal tax identification number, are: BIND Therapeutics, Inc. (6148) and BIND Biosciences Security Corporation (3208). The address for the Debtors is 325 Vassar Street, Cambridge, MA 02139.
[2]	For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 939,600 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of BIND Therapeutics, Inc. (“BIND Stock”’), and (B) “beneficial ownership” (or any variation thereof of BIND Stock and Options to acquire BIND Stock) shall be determined in accordance with applicable rules under Section 382 of the United States Internal Revenue Code of 1986, as amended, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire BIND Stock. An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire BIND Stock may be treated as the owner of such BIND Stock.

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 10 of 11

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Seller] currently beneficially owns [                    ] shares of BIND Stock (including any Options with respect to any BIND Stock).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Seller] proposes to sell, trade, or otherwise transfer [                    ] shares of BIND Stock or an Option with respect to [                    ] shares of BIND Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Seller] will beneficially own [                    ] shares of BIND Stock after the transfer.

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of [Name of Prospective Seller] is [                    ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors (Docket No. [    ]), this Notice is being (a) filed with the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801 (Attn: Mark Kenny), and (b) served upon counsel to the Debtors, Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, California 90071-1560 (Attn: Peter M. Gilhuly, Esq.).

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and

2

Case 16-11084-BLS    Doc 35-1    Filed 05/03/16    Page 11 of 11

nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Seller] that may result in [Name of Prospective Seller] selling, trading or otherwise transferring shares of BIND Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

Date:

3

Case 16-11084-BLS    Doc 35-2    Filed 05/03/16    Page 1 of 10

EXHIBIT B

NOTICE OF ORDER

Case 16-11084-BLS    Doc 35-2    Filed 05/03/16    Page 2 of 10

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

X

In re:	:	Chapter 11
:
BIND THERAPEUTICS, INC., et al.,[1]	:	Case No. 16-11084 (BLS)
:
Debtors.	:	(Joint Administration Requested)
X

NOTICE OF INTERIM ORDER UNDER 11 U.S.C. §§ 105,362 AND 541 AND

FED. R. BANKR. P. 3001 AND 3002 ESTABLISHING NOTICE AND HEARING

PROCEDURES FOR TRADING IN EQUITY SECURITIES IN THE DEBTORS

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN THE DEBTORS:

PLEASE TAKE NOTICE that on            , 20     (the “Petition Date”), the above-captioned debtors and debtors-in-possession (the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”). Subject to certain exceptions, Bankruptcy Code Section 362 operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed a motion seeking entry of an order pursuant to Bankruptcy Code Sections 105, 362, and 541 establishing notice and hearing procedures for trading in equity securities in the Debtors (the “Motion”).

PLEASE TAKE FURTHER NOTICE THAT on             , 20    , the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an order approving the procedures set forth below in order to preserve the Debtors’ net operating losses and certain

[1]	The Debtors, together with the last four digits of each Debtor’s U.S. federal tax identification number, are: BIND Therapeutics, Inc. (6148) and BIND Biosciences Security Corporation (3208). The address for the Debtors is 325 Vassar Street, Cambridge, MA 02139.

Case 16-11084-BLS    Doc 35-2    Filed 05/03/16    Page 3 of 10

other tax attributes (“Tax Attributes”) pursuant to Bankruptcy Code Sections 105, 362, and 541 (the “Order”). Except as otherwise provided in the Order, any sale or other transfer of equity securities in the Debtors in violation of the procedures set forth below shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code Section 362.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in equity securities in BIND Therapeutics, Inc. (“BIND”):

1. Any purchase, sale, or other transfer of equity securities in the Debtors in violation of the procedures set forth herein shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code Sections 362 and 105(a).

2. The following procedures shall apply to trading in equity securities in BIND:

(a) Any person or entity (as defined in Treasury Regulations Section 1.382-3(a) for purposes of this Section 3) who currently is or becomes a Substantial Shareholder (as defined in Paragraph (e) below) shall file with this Court, and serve on counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit A-1, on or before the later of (A) twenty (20) calendar days after the effective date of the notice of entry of the Order or (B) ten (10) calendar days after becoming a Substantial Shareholder.

(b) At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of BIND Stock (as defined below) beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-2, of the intended transfer of equity securities.

(c) At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of BIND Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached

2

Case 16-11084-BLS    Doc 35-2    Filed 05/03/16    Page 4 of 10

hereto as Exhibit A-3, of the intended transfer of equity securities (the notices required to be filed and served under Paragraph (b) and this Paragraph (c), each a “Notice of Proposed Transfer”).

(d) The Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this Paragraph must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

(e) For purposes of the Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 939,600 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of BIND (“BIND Stock”), and (B) “beneficial ownership” (or any variation thereof of BIND Stock and Options to acquire BIND Stock) shall be determined in accordance with applicable rules under Section 382 of the Internal Revenue Code of 1986, as amended (the “IRC”), Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire BIND Stock. An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire BIND Stock may be treated as the owner of such BIND Stock.

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, counsel to the Debtors, Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, California 90071-1560, Attn: Peter M. Gilhuly, Esq., will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, Prime Clerk LLC (“Prime Clerk”), shall supply a copy of the Order. Prime Clerk shall supply a copy of the Order at a cost to be paid by the person requesting it at the prevailing fee being charged by Prime Clerk. Prime Clerk shall accommodate document requests during normal business hours, Monday to Friday (excluding recognized holidays).

3

Case 16-11084-BLS    Doc 35-2    Filed 05/03/16    Page 5 of 10

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY PRESCRIBED BY BANKRUPTCY CODE SECTION 362.

ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF EQUITY SECURITIES IN THE DEBTORS IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

THE DEBTORS’ PLAN OF REORGANIZATION MAY PROVIDE FOR THE DISALLOWANCE OF INTERESTS IN THE DEBTORS TO THE EXTENT THAT THEY WOULD ENTITLE THE HOLDERS THEREOF TO A DISTRIBUTION OF 4.5% OR MORE OF THE VALUE OF THE REORGANIZED DEBTORS.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Dated: , 2016	BY ORDER OF THE COURT
Wilmington, Delaware

4

Case 16-11084-BLS    Doc 35-2    Filed 05/03/16    Page 6 of 10

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

X

In re:	:	Chapter 11
:
BIND THERAPEUTICS, INC., et al.,[1]	:	Case No. 16-11084 (BLS)
:
Debtors.	:	(Joint Administration Requested)
:
	X	Re: Docket No. 10

INTERIM ORDER ESTABLISHING NOTICE AND HEARING

PROCEDURES FOR TRADING IN

EQUITY SECURITIES IN THE DEBTORS

Upon consideration of the motion (the “Motion”)2 of the Debtors for entry of an order (i) establishing notice and hearing procedures that must be satisfied before certain transfers of equity securities in BIND Therapeutics Inc. (“BIND”) or of any beneficial interest therein are deemed effective and (ii) allowing for a hearing with respect to the prospective application of such procedures if any official committee of unsecured creditors appointed in these cases (the “Creditors’ Committee”) raises a timely objection; and the Court having reviewed the Motion, and the Hirsch Declaration; and the Court having jurisdiction over this matter under 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and the Court having found that venue of this proceeding and the Motion is this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and the Court having determined that the relief requested is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and upon the record herein; and after due deliberation thereon; and good and sufficient cause appearing therefore, it is hereby:

ORDERED, ADJUDGED AND DECREED THAT:

1. The Motion is granted as set forth herein.

[1]	The Debtors, together with the last four digits of each Debtor’s U.S. federal tax identification number, are: BIND Therapeutics, Inc. (6148) and BIND Biosciences Security Corporation (3208). The address for the Debtors is 325 Vassar Street, Cambridge, MA 02139.
[2]	Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Motion.

Case 16-11084-BLS    Doc 35-2    Filed 05/03/16    Page 7 of 10

2. Any purchase, sale, or other transfer of equity securities in BIND in violation of the procedures set forth herein (including the notice requirements set forth in Sections 3(a), (b) and (c) below) shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code Sections 362 and 105(a).

3. The following procedures shall apply to trading in equity securities in BIND:

(a) Any person or entity (as defined in Treasury Regulations Section 1.382-3(a) for purposes of this Section 3) who currently is or becomes a Substantial Shareholder (as defined in Paragraph (e) below) shall file with this Court, and serve on counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit A-1, on or before the later of (A) twenty (20) calendar days after the effective date of the notice of entry of this Order or (B) ten (10) calendar days after becoming a Substantial Shareholder.

(b) At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of BIND Stock (as defined below) beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-2, of the intended transfer of equity securities.

(c) At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of BIND Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-3, of the intended transfer of equity securities (the notices required to be filed and served under Paragraph (b) and this Paragraph (c), each a “Notice of Proposed Transfer”).

(d) The Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed

2

Case 16-11084-BLS    Doc 35-2    Filed 05/03/16    Page 8 of 10

Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this Paragraph must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

(e) For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 939,600 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of BIND (“BIND Stock”), and (B) “beneficial ownership” (or any variation thereof of BIND Stock and Options to acquire BIND Stock) shall be determined in accordance with applicable rules under Section 382 of the United States Internal Revenue Code of 1986, as amended (the “IRC”), Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire BIND Stock. An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire BIND Stock may be treated as the owner of such BIND Stock.

4. The Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures contained in this Order.

5. The Debtors shall serve the Notice of Order setting forth the procedures authorized herein, substantially in the form attached hereto as Exhibit B, on: (a) the United States Trustee; (b) counsel to the Prepetition Lender; (c) the parties listed on the Debtors’ consolidated list of thirty (30) largest unsecured creditors, as filed with the chapter 11 petitions; (d) the Securities and Exchange Commission; (e) the United States Internal Revenue Service; (f) local taxing authorities; (g) any statutory Committee appointed under Bankruptcy Code Section 1102; and (h) any registered or beneficial holders of BIND Stock. Upon receipt of the Notice of Order, any broker, bank, dealer or other agent or nominee of a beneficial holder (each a “Nominee”) of BIND Stock will be required, within five (5) business days of receipt of such

3

Case 16-11084-BLS    Doc 35-2    Filed 05/03/16    Page 9 of 10

notice and on at least a quarterly basis thereafter, to send the Notice of Order to all beneficial holders of BIND Stock on whose behalf such Nominee holds BIND Stock. To the extent such beneficial holder is also a Nominee, such Nominee must, in turn, promptly provide the Notice of Order to any holder for whose account such holder holds BIND Stock, and so on down the chain of ownership. Additionally, any person, entity, broker or agent acting on behalf of any holder who sells at least 939,600 shares (representing approximately 4.5% of the approximately 20.88 million issued and outstanding shares) of BIND to another person or entity must provide a copy of the Notice of Order to such purchaser or any broker or agent acting on such purchaser’s behalf.

6. The Debtors shall also file a copy of the Order as an exhibit to a report on Form 8-K filed with the Securities and Exchange Commission.

7. The entry of this Order shall be final; provided, however, that (a) within ten (10) days after the Creditors’ Committee has been formed, the Creditors’ Committee may object (an “Objection”) to the prospective application of this Order from and after the date of such Objection, and (b) pending such hearing, this Order shall remain in full force and effect. If an Objection is timely filed by the Creditors’ Committee, (a) a hearing will be held before this Court at a date and time to be established by this Court and (b) further notice will be served on order of this Court.

8. If no Objection is timely filed and served, or if an Objection is timely filed and such Objection is resolved prior to a hearing on such Objection in a manner that does not require a revision of the Order, the Order shall be deemed a final order without further notice or hearing upon expiration of the deadline for the Objection, at which point the Debtors shall submit this Order, without the Objection procedures, fashioned as a Final Order, to the Court under certification of counsel.

4

Case 16-11084-BLS    Doc 35-2    Filed 05/03/16    Page 10 of 10

9. The requirements set forth in this Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

10. This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

Dated:	May 3, 2016
Wilmington, Delaware

THE HONORABLE BRENDAN L. SHANNON UNITED STATES BANKRUPTCY JUDGE

5